Filed pursuant to Rule 497(e)
Registration Nos. 333-190432; 811-22875

BLUESTONE COMMUNITY DEVELOPMENT FUND

Ticker: BLUCX

December 2, 2019

Supplement to the Statement of Additional Information (“SAI”) dated October 23, 2019

This Supplement amends the SAI of Bluestone Community Development Fund (the “Fund”). It should be retained and read in conjunction with the SAI.

Effective on November 30, 2019, the Fund’s Board of Trustees (the “Board”) accepted the resignation of Polly W. Cordle, who served as the Fund’s Chief Compliance Officer and AML Compliance Officer and a member of the Fund’s Valuation Committee. Accordingly, all references to Ms. Cordle in the SAI are hereby removed.

Effective on December 1, 2019, the Board re-appointed Constantine Andrew (Dean) Pelos to serve as the Fund’s Chief Compliance Officer and AML Compliance Officer and a member of the Fund’s Valuation Committee. Mr. Pelos previously served in the same positions for the Fund from 2015-2018.

In light of the foregoing, the following changes are made to the disclosures in the SAI:

The disclosure in the SAI in the last sentence under the section titled “Trustees and Officers of the Fund” is hereby replaced with the following:

The business address for Mr. Pelos is c/o Oyster Consulting, LLC, 4128 Innslake Drive, Glen Allen, Virginia 23060.

The “Other Officers” table in the SAI under the section titled “Trustees and Officers of the Fund” hereby incorporates the following:

Name and Year of Birth	Position with Fund and Length of Term	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held in the Past 5 Years
Other Officers
Constantine Andrew (Dean) Pelos Born: 1960	Chief Compliance Officer and AML Compliance Officer (Indefinite term; since 2019)	Director, Oyster Consulting, LLC (compliance consulting to financial service firms) (2019-present); Chief Compliance Officer and Vice President, M Holdings Securities, Inc., M Financial Investment Advisors, M Fund and M Wealth (2018-2019); Director, Oyster Consulting, LLC (2015-2018); Senior Consultant, Oyster Consulting, LLC (2013–2015)	N/A	N/A

The disclosure in the SAI in the first sentence under the section titled “Trustees and Officers of the Fund–Board Committees–Valuation Committee” is hereby replaced with the following:

The Board has a standing Valuation Committee that is composed of the Fund’s portfolio managers (Messrs. Calfo, Gladue and Judge), Mr. Pelos, Mr. Scott Evans (a founding partner of GLS), and Mr. Buddy Doyle (Founding Principal, Chief Executive Officer and Managing Director of Oyster Consulting, LLC), as appointed by the Board.

The disclosure in the SAI in the last sentence of the first paragraph under the section titled “Anti-Money Laundering Compliance Program” is hereby replaced with the following:

Constantine Andrew (Dean) Pelos has been designated as the Anti-Money Laundering Officer of the Fund.

Please retain this Supplement for future reference.